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            PUTNAM HARTFORD CAPITAL ACCESS (SERIES II AND IIR)
                          SEPARATE ACCOUNT TEN
              HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                          FILE NO. 333-101930



    SUPPLEMENT DATED NOVEMBER 12, 2004 TO THE PROSPECTUS DATED MAY 3, 2004

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            SUPPLEMENT DATED NOVEMBER 12, 2004 TO YOUR PROSPECTUS

The following disclosure is added to the section entitled "The Hartford's Principal First Preferred - Investment Restrictions":

     "For Contracts issued in the state of Connecticut there are no investments restrictions."

The following disclosure is added to the sub-section entitled "Other Information" under the section entitled "The Hartford's Principal First and The Hartford's Principal First Preferred":

     "If you elect The Hartford's Principal First Preferred, and your Contract was issued in the state of Connecticut, our approval is required for any subsequent Premium Payments if the Premium Payments for all deferred variable annuity contracts issued by us or our affiliates to you equals or exceeds $100,000."

    THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE
                                REFERENCE.

HV- 5101